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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) January 16, 1997
                                                       ----------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


               0-9787                                        73-1105145
               ------                                        ----------
            (Commission                                    (IRS Employer
            File Number)                                 Identification No.)


      450 East Las Olas Boulevard
               Suite 1200
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 16, 1997, Republic Industries, Inc. (the "Registrant") acquired in a merger transaction, all of the outstanding capital stock of AutoNation Incorporated ("AutoNation"). As a result of such transaction, AutoNation became a wholly-owned subsidiary of the Registrant.

Pursuant to a Merger Agreement, dated as of May 8, 1996, as amended (the "Agreement"), among the Registrant, RI/ANI Merger Corp., AutoNation, H. Wayne Huizenga, Steven R. Berrard and JM Family Enterprises, Inc., the Registrant acquired AutoNation in exchange for an aggregate of 17,467,248 shares of the common stock, par value $.01 per share, of the Registrant. The transaction will be accounted for under the purchase method of accounting.

The descriptions contained herein of the Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the Agreement and the Press Release, dated January 16, 1997, included herewith as Exhibits 2.1, 2.2 and 99, respectively, which are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) The historical combined financial statements of AutoNation required by this Item 7(a) are incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A dated November 25, 1996.
  (b) The pro forma financial information of AutoNation required by this
      Item 7(b) are incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K/A dated November 25, 1996.
  (c) Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                           Michael S. Karsner
                                           Senior Vice President
                                           and Chief Financial Officer

Date:  February 24, 1997
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------
        1.      None

        2.1 Merger Agreement, dated as of May 8, 1996, as amended on September 30, 1996 and October 31, 1996 (the "Merger Agreement"), among Republic Industries, Inc., RI/ANI Merger Corp., AutoNation Incorporated, H. Wayne Huizenga, Steven R. Berrard and JM Family Enterprises, Inc. (incorporated by reference to Annex A to the Registrant's Special Stockholder's Meeting Proxy Statement dated December 13, 1996).

        2.2*    Third Amendment to Merger Agreement, dated as of December 31,
                1996.

        4.      None

        15.     None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.*    Press Release, dated January 16, 1997.

        -----------------
        * Filed herewith